UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2011

Verigy Ltd.

(Exact name of registrant as specified in its charter)

Singapore	000-52038	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Verigy Ltd.

No. 1 Yishun Ave. 7

Singapore 768923

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

+ 66 6755-2033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The premerger notification filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), with the United States Department of Justice and the United States Federal Trade Commission, filed December 1, 2010 in connection with the proposed merger of Verigy Ltd. and LTX-Credence Corporation, has been voluntarily withdrawn and re-filed in order to begin a new waiting period under the HSR Act to provide the Department of Justice with additional time to conclude its review of the proposed transaction. The new waiting period under the HSR Act will expire at 11:59 p.m., Eastern Standard Time, on February 3, 2011, unless this period is earlier terminated or extended by a formal request for additional information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2011	VERIGY LTD

	By:	/S/ MARGO SMITH
Margo Smith